UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 17, 2018

AMERICAN NATIONAL BANKSHARES INC.
(Exact name of registrant as specified in its charter)

Virginia	0-12820	54-1284688
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

628 Main Street, Danville, VA 24541
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 434-792-5111

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

American National Bankshares Inc. (“Company”) held its annual shareholders’ meeting on May 15, 2018. There were 8,497,868 shares of common stock entitled to vote at the Annual Meeting, of which 6,826,974 shares were present in person or by proxy. At the annual meeting, our shareholders (i) elected each of the persons listed below to serve as Class I directors of the Company, (ii) elected the person listed below to serve as a Class III director of the Company, (iii) ratified the selection of an independent registered public accounting firm, (iv) approved, on an advisory basis, executive compensation of the Company’s named executive officers as disclosed in the proxy statement, (v) approved the American National Bankshares Inc. 2018 Equity Compensation Plan.

Our independent inspector of elections reported the vote of the shareholders as follows:

Proposal 1: Election of Class I Directors to Serve Until the 2021 Annual Meeting

Nominees	Votes For	Votes Withheld	Broker Non-Votes	Votes Uncast
Michael P. Haley	4,922,079	289,073	1,615,716	106
Charles S. Harris	5,019,524	191,628	1,615,716	106
Franklin W. Maddux	5,007,959	203,193	1,615,716	106
F. D. Hornaday, III	5,020,092	191,060	1,615,716	106

Proposal 2: Election of Class III Director to Serve Until the 2020 Annual Meeting

Nominees	Votes For	Votes Withheld	Broker Non-Votes	Votes Uncast
Tammy Moss Finley	5,010,889	200,263	1,615,716	106

Proposal 3: Ratification of Selection of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes	Votes Uncast
6,593,549	229,435	3,990	—	—

Proposal 4: Approval of Executive Compensation as Disclosed in the Proxy Statement

Votes For	Votes Against	Abstentions	Broker Non-Votes	Votes Uncast
4,255,281	854,256	101,721	1,615,716	—

Proposal 5: Approval of the American National Bankshares Inc. 2018 Equity Compensation Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes	Votes Uncast
3,875,260	1,299,194	36,539	1,615,716	265

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2018                                                                                       /s/ William W. Traynham
Executive Vice President and Chief Financial Officer